UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2006

CASH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	87-0398535 (I.R.S. employer identification number)
Commission file number: 1-31955
7350 Dean Martin Drive, Suite 309
Las Vegas, Nevada 89139
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (702) 987-7169

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 23.1
Exhibit 99.2
Exhibit 99.3

EXPLANATORY NOTE
          On March 6, 2006, Cash Systems, Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the acquisition of substantially all of the assets associated with Indian Gaming Services, a cash-access provider to the gaming industry and a division of Borrego Springs Bank, N.A., a national banking association, for a purchase price of $12 million (the “IGS Acquisition”). This Amendment No. 1 to Current Report on Form 8-K/A amends Item 9.01 of the Initial Report to provide the financial statements and pro forma financial information required to be filed in connection with the IGS Acquisition.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of the Business Acquired
          Attached hereto as Exhibit 99.2 and incorporated herein by reference are the audited balance sheets of Indian Gaming Services as of December 31, 2005 and 2004, and the related statements of operations and net assets and cash flows for the years then ended, together with the auditor’s report thereon.
     (b) Pro Forma Financial Information
          Attached hereto as Exhibit 99.3 and incorporated herein by reference are the unaudited pro forma combined condensed balance sheets of the Company and Indian Gaming Services as of December 31, 2005, and the related unaudited pro forma combined statements of operations for the year then ended.
     (d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

10.1	Asset Purchase Agreement dated November 17, 2005 between Cash Systems, Inc. and Borrego Springs Bank, N.A., as amended(1)

10.2	Common Stock Purchase Agreement dated November 17, 2005 between Cash Systems, Inc. and The Viejas Band of Kumeyaay Indians(1)

10.3	Registration Rights Agreement dated November 17, 2005 between Cash Systems, Inc. and The Viejas Band of Kumeyaay Indians(1)

23.1	Consent of Windes and McClaughry

99.1	Press release dated February 28, 2006, announcing IGS acquisition(1)

99.2	Audited financial statements of Indian Gaming Services for the years ended December 31, 2005 and 2004

99.3	Unaudited pro forma combined condensed financial statements as of and for the year ended December 31, 2005
(1)	Previously filed as an exhibit to the Current Report on Form 8-K of Cash Systems, Inc. filed on March 6, 2006, and incorporated herein by this reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cash Systems, Inc.
(Registrant)

Dated: May 16, 2006	By:	/s/ Michael D. Rumbolz

	Name:	Michael D. Rumbolz
	Title:	Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.1	Asset Purchase Agreement dated November 17, 2005 between Cash Systems, Inc. and Borrego Springs Bank, N.A., as amended(1)

10.2	Common Stock Purchase Agreement dated November 17, 2005 between Cash Systems, Inc. and The Viejas Band of Kumeyaay Indians(1)

10.3	Registration Rights Agreement dated November 17, 2005 between Cash Systems, Inc. and The Viejas Band of Kumeyaay Indians(1)

23.1	Consent of Windes and McClaughry

99.1	Press release dated February 28, 2006, announcing IGS acquisition(1)

99.2	Audited financial statements of Indian Gaming Services for the years ended December 31, 2005 and 2004

99.3	Unaudited pro forma combined condensed financial statements as of and for the year ended December 31, 2005
(1)	Previously filed as an exhibit to the Current Report on Form 8-K of Cash Systems, Inc. filed on March 6, 2006, and incorporated herein by this reference.

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